UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2006
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-114210	20-0640002
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

888 Seventh Avenue, New York, New York		10106
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 20, 2006, Town Sports International, LLC, a New York limited liability company and a wholly owned subsidiary of Town Sports International Holdings, Inc. (f/k/a Town Sports International, Inc.) (the “Company”), the Guarantors (as defined below), TSI Astoria, Inc., a New York corporation, TSI Bay Ridge 86th Street LLC, a New York limited liability company, TSI Bayridge Inc., a New York corporation, TSI Dobbs Ferry, LLC, a New York limited liability company, TSI East Meadow, Inc., a New York corporation, TSI East 48, LLC, a New York limited liability company, TSI East 51, Inc., a New York corporation, TSI Grand Central Inc., a New York corporation, TSI Glendale, LLC, a New York limited liability company, TSI Hartsdale, Inc., a New York corporation, TSI Hawthorne Inc., a New York corporation, TSI Herald Inc., a New York corporation, TSI Mercer Street, Inc., a New York corporation, TSI Midwood, Inc., a New York corporation, TSI Port Jefferson, Inc., a New York corporation, TSI Rego Park, Inc., a New York corporation, TSI Smithtown, Inc., a New York corporation, TSI Somers, Inc., a New York corporation, TSI Varick Street, Inc., a New York corporation, TSI White Plains City Center, Inc., a New York corporation, TSI Boylston, Inc., a Delaware corporation, TSI East Cambridge, Inc., a Delaware corporation, TSI Columbia Heights, Inc., a Delaware corporation, TSI Georgetown, Inc., a Delaware corporation, TSI K Street, Inc., a Delaware corporation, TSI University Management, Inc., a Delaware corporation, TSI Davis Square LLC, a Delaware limited liability company, TSI Newton, LLC, , a Delaware limited liability company, TSI South End, Inc., a Delaware corporation, TSI South Station, Inc., a Delaware corporation, TSI Watertown, Inc., a Delaware corporation, TSI Wellington Circle, LLC, a Delaware limited liability company, TSI South Bethesda, LLC, a Delaware limited liability company, TSI Clifton, LLC, a Delaware limited liability company, TSI Englewood, LLC, a Delaware limited liability company, TSI Hoboken North, LLC, a Delaware limited liability company, TSI Livingston, LLC, a Delaware limited liability company, TSI No Sweat, LLC, a Delaware limited liability company, TSI Princeton North LLC, a Delaware limited liability company, TSI Radnor, LLC, a Delaware corporation, TSI 217 Broadway, LLC, a Delaware limited liability company, TSI Arthro-Fitness Services, LLC, a Delaware limited liability company, TSI Astoria, LLC, a Delaware limited liability company, TSI Battery Park, LLC, a Delaware limited liability company, TSI Bay Ridge 86th Street, LLC, a Delaware limited liability company, TSI Bayridge, LLC, a Delaware limited liability company, TSI Broadway, LLC, a Delaware limited liability company, TSI Brooklyn Belt, LLC, a Delaware limited liability company, TSI Carmel, LLC, a Delaware limited liability company, TSI Cash Management, LLC, a Delaware limited liability company, TSI Cobble Hill, LLC, a Delaware limited liability company, TSI Commack, LLC, a Delaware limited liability company, TSI Court Street, LLC, a Delaware limited liability company, TSI Croton, LLC, a Delaware limited liability company, TSI Dobbs Ferry, LLC, a Delaware limited liability company, TSI East Meadow, LLC, a Delaware limited liability company, TSI East 23, LLC, a Delaware limited liability company, TSI East 31, LLC, a Delaware limited liability company, TSI East 34, LLC, a Delaware limited liability company, TSI East 36, LLC, a Delaware limited liability company, TSI East 41, LLC, a Delaware limited liability company, TSI East 48, LLC, a Delaware limited liability company, TSI East 51, LLC, a Delaware limited liability company, TSI East 59, LLC, a Delaware limited liability company, TSI East 76, LLC, a Delaware limited liability company, TSI East 86, LLC, a Delaware limited liability company, TSI East 91, LLC, a Delaware limited liability company, TSI First Avenue, LLC, a Delaware limited liability company, TSI Forest Hills, LLC, a Delaware limited liability company, TSI Garden City, LLC, a Delaware limited liability company, TSI Glendale, LLC, a Delaware limited liability company, TSI Grand Central, LLC, a Delaware limited liability company, TSI Great Neck, LLC, a Delaware limited liability company, TSI Hartsdale, LLC, a Delaware limited liability company, TSI Hawthorne, LLC, a Delaware limited liability company, TSI Herald, LLC, a Delaware limited liability company, TSI Huntington, LLC, a Delaware limited liability company, TSI Irving Place, LLC, a Delaware limited liability company, TSI Larchmont, LLC, a Delaware limited liability company, TSI Lincoln, LLC, a Delaware limited liability company, TSI Long Beach, LLC, a Delaware limited liability company, TSI Mamaroneck, LLC, a Delaware limited liability company, TSI Mercer Street, LLC, a Delaware limited liability company, TSI Midwood,, LLC, a Delaware limited liability company, TSI Morris Park, LLC, a Delaware limited liability company, TSI Murray Hill, LLC, a Delaware limited liability company, TSI Nanuet, LLC, a Delaware limited liability company, TSI Oceanside, LLC, a Delaware limited liability company, TSI Port Jefferson, LLC, a Delaware limited liability company, TSI Reade Street, LLC, a Delaware limited liability company, TSI Rego Park, LLC, a Delaware limited liability company, TSI Scarsdale, LLC, a Delaware limited liability company, TSI Seaport, LLC, a Delaware limited liability company, TSI Sheridan, LLC, a Delaware limited liability company, TSI Smithtown, LLC, a Delaware limited liability company, TSI Soho, LLC, a Delaware limited liability company, TSI Somers, LLC, a Delaware limited liability company, TSI South Park Slope, LLC, a Delaware limited liability company, TSI Staten Island, LLC, a Delaware limited liability company, TSI Syosset, LLC, a Delaware limited liability company, TSI Varick Street, LLC, a Delaware limited liability company, TSI Wall Street, LLC, a Delaware limited liability company, TSI Water Street, LLC, a Delaware limited liability company, TSI West Nyack,, LLC, a Delaware limited liability company, TSI West 14, LLC, a Delaware limited liability company, TSI West 16, LLC, a Delaware limited liability company, TSI West 23, LLC, a Delaware limited liability company, TSI West 38, LLC, a Delaware limited liability company, TSI West 41, LLC, a Delaware limited liability company, TSI West 44, LLC, a Delaware limited liability company, TSI West 48, LLC, a Delaware limited liability company, TSI West 52, LLC, a Delaware limited liability company, TSI West 73, LLC, a Delaware limited liability company, TSI West 76, LLC, a Delaware limited liability company, TSI West 80, LLC, a Delaware limited liability company, TSI West 94, LLC, a Delaware limited liability company, TSI West 115th Street, LLC, a Delaware limited liability company, TSI West 125, LLC, a Delaware limited liability company, TSI White Plains City Center LLC, a Delaware limited liability company, TSI White Plains, LLC, a Delaware limited liability company, TSI Whitestone, LLC, a Delaware limited liability company, TSI Woodmere, LLC, a Delaware limited liability company, TSI Andover, LLC, a Delaware limited liability company, TSI Framingham, LLC, a Delaware limited liability company, TSI Franklin (MA), LLC, a Delaware limited liability company, TSI Holdings (MA), LLC, a Delaware limited liability company, TSI Lexington (MA), LLC, a Delaware limited liability company, TSI Lynnfield, LLC, a Delaware limited liability company, TSI Wellesley, LLC, a Delaware limited liability company, TSI Boylston, LLC, a Delaware limited liability company, TSI Brunswick, LLC, a Delaware limited liability company, TSI Chevy Chase, LLC, a Delaware limited liability company, TSI Columbia Heights, LLC, a Delaware limited liability company, TSI Connecticut Avenue, LLC, a Delaware limited liability company, TSI Danbury, LLC, a Delaware limited liability company, TSI Downtown Crossing, LLC, a Delaware limited liability company, TSI F Street, LLC, a Delaware limited liability company, TSI Gallery Place, LLC, a Delaware limited liability company, TSI Georgetown, LLC, a Delaware limited liability company, TSI Glover, LLC, a Delaware limited liability company, TSI Greenwich, LLC, a Delaware limited liability company, TSI Holdings (CIP), LLC, a Delaware limited liability company, TSI Holdings (DC), LLC, a Delaware limited liability company, TSI Holdings (MD), LLC, a Delaware limited liability company, TSI Holdings (PA), LLC, a Delaware limited liability company, TSI Holdings (VA), LLC, a Delaware limited liability company, TSI K Street, LLC, a Delaware limited liability company, TSI M Street, LLC, a Delaware limited liability company, TSI Natick, LLC, a Delaware limited liability company, TSI Newbury Street, LLC, a Delaware limited liability company, TSI Norwalk, LLC, a Delaware limited liability company, TSI South End, LLC, a Delaware limited liability company, TSI South Station, LLC, a Delaware limited liability company, TSI Stamford Downtown, LLC, a Delaware limited liability company, TSI Stamford Post, LLC, a Delaware limited liability company, TSI Stamford Rinks, LLC, a Delaware limited liability company, TSI University Management, LLC, a Delaware limited liability company, TSI Washington, LLC, a Delaware limited liability company, TSI Watertown, LLC, a Delaware limited liability company, TSI West Newton, LLC, a Delaware limited liability company, TSI Westport, LLC, a Delaware limited liability company, TSI Weymouth, LLC, a Delaware limited liability company, TSI Butler, LLC, a New York limited liability company, TSI Carmel, LLC, a New York limited liability company , TSI Hicksville, LLC, a Delaware limited liability company, TSI Morris Park, LLC, a New York limited liability company, TSI West 115th Street, LLC, a New York limited liability company and TSI West 145th Street, LLC, a Delaware limited liability company (collectively, the “New Subsidiaries”), and The Bank of New York, as trustee entered into Supplemental Indenture No. 3 (“Supplemental Indenture No. 3”) to the Indenture dated as of April 16, 2003, by and among the Company, as Issuer, the Guarantors named therein (the “Guarantors”) and The Bank of New York, as trustee, as heretofore supplemented by Supplemental Indenture No. 1 thereto dated as of May 16, 2006 and by Supplemental Indenture No. 2 thereto dated as of June 30, 2006.
     Supplemental Indenture No. 3 provides for the unconditional guarantee by the New Subsidiaries of (i) all of the obligations of the Company under the Indenture, pursuant to the provisions of which the Company issued $255,000,000 in aggregate principal amount of its 9 5/8% Senior Notes due 2011 (the “Notes”) and (ii) the Notes.
     This description of Supplemental Indenture No. 3 is qualified in its entirety by reference to the complete text of Supplemental Indenture No. 3, which is filed as Exhibit 4.1 to this report.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
4.1	Supplemental Indenture No. 3 dated as of December 20, 2006, by and among Town Sports International, LLC, as issuer, the Guarantors named therein, the New Subsidiaries and The Bank of New York, as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: December 20, 2006	By:	/s/ Richard Pyle
Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
4.1	Supplemental Indenture No. 3 dated as of December 20, 2006, by and among Town Sports International, LLC, as issuer, the Guarantors named therein, the New Subsidiaries and The Bank of New York, as trustee.